UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 7, 2014

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 7, 2014, EnLink Midstream, LLC (“EnLink Midstream”) consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of October 21, 2013, among EnLink Midstream, EnLink Midstream, Inc. (formerly known as Crosstex Energy, Inc.) (the “Corporation”), Devon Energy Corporation (“Devon”), Acacia Natural Gas Corp I, Inc., formerly a wholly-owned subsidiary of Devon (“New Acacia”), and certain other wholly-owned subsidiaries of Devon pursuant to which the Corporation and New Acacia each became wholly-owned subsidiaries of EnLink Midstream (collectively, the “Mergers”).

Also on March 7, 2014, EnLink Midstream Partners, LP (formerly known as Crosstex Energy, L.P.) (the “Partnership”) consummated the transactions (together with the Mergers, the “business combination”) contemplated by the Contribution Agreement, dated as of October 21, 2013, among the Partnership, EnLink Midstream Operating, LP (formerly known as Crosstex Energy Services, L.P.), a wholly-owned subsidiary of the Partnership, Devon and certain of Devon’s wholly-owned subsidiaries.

This form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K dated March 7, 2014, filed by EnLink Midstream with the Securities and Exchange Commission on March 11, 2014 (the “Form 8-K”). This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

Item 9.01(a) of the Form 8-K is hereby amended and restated in its entirety as follows:

The audited consolidated financial statements of EnLink Midstream Holdings, LP Predecessor as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, together with the report of KPMG LLP with respect thereto, are included as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.  Under the acquisition method of accounting, EnLink Midstream Holdings, LP is considered the historical predecessor of New Acacia’s business.

The audited consolidated financial statements of the Corporation as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, together with the report of KPMG LLP with respect thereto, are included as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

Item 9.01(b) of the Form 8-K is hereby amended and restated in its entirety as follows:

The unaudited pro forma financial statements of EnLink Midstream, LLC giving effect to the business combination as of and for the year ended December 31, 2013 are included as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

EXHIBIT NUMBER		DESCRIPTION

23.1	—	Consent of KPMG LLP.
23.2	—	Consent of KPMG LLP.
99.1	—

EnLink Midstream Holdings, LP Predecessor Audited Financial Statements as of December 31, 2013 and 2012 and for the Years Ended December 31, 2011, 2012 and 2013 (incorporated by reference to EnLink Midstream’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Commission on March 31, 2014).

99.2	—

EnLink Midstream, Inc. (formerly known as Crosstex Energy, Inc.) Audited Financial Statements as of December 31, 2013 and 2012 and for the Years Ended December 31, 2011, 2012 and 2013 (incorporated by reference to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Commission on February 28, 2014).

99.3	—	Unaudited Pro Forma Financial Statements of EnLink Midstream, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: April 10, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

23.1	—	Consent of KPMG LLP.
23.2	—	Consent of KPMG LLP.
99.1	—

EnLink Midstream Holdings, LP Predecessor Audited Financial Statements as of December 31, 2012 and 2013 and for the Years Ended December 31, 2011, 2012 and 2013 (incorporated by reference to EnLink Midstream’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Commission on March 31, 2014).

99.2	—

EnLink Midstream, Inc. (formerly known as Crosstex Energy, Inc.) Audited Financial Statements as of December 31, 2012 and 2013 and for the Years Ended December 31, 2011, 2012 and 2013 (incorporated by reference to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Commission on February 28, 2014).

99.3	—	Unaudited Pro Forma Financial Statements of EnLink Midstream, LLC.